UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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TRECORA RESOURCES
(Name of Registrant as Specified in Its Charter)

PANGAEA VENTURES, L.P. TEMNEIN VENTURES III, L.P. PANTHALASSA VENTURES, L.P. ORTELIUS ADVISORS, L.P. PETER DESORCY SHAWN ABRAMS DAVID JOHNSON MICHAEL LEFENFELD
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED APRIL 1, 2022

PANGAEA VENTURES, L.P.

__________________, 2022

Dear Fellow Trecora Stockholders:

Ortelius Advisors, L.P., together with its affiliate Pangaea Ventures, L.P. and the other participants in this solicitation (collectively, “Ortelius” or “we”), is the largest stockholder of Trecora Resources, a Delaware corporation (“Trecora” or the “Company”), beneficially owning in the aggregate 2,674,683 shares of common stock, par value $0.10 per share (the “Common Stock”), of the Company, constituting approximately 11.3% of the shares of Common Stock outstanding.

We have made a substantial investment in the Company based on our belief that Trecora has significant upside potential based on its high-quality assets, favorable industry dynamics, and considerable free cash flow generation capability. However, the Company’s stock price has chronically underperformed its peers, relevant indices and the market, in our view mainly as a result of operational missteps, poor capital allocation decisions and missed strategic opportunities. The good news is that all of these issues are self-inflicted and can be corrected.

We have actively tried to engage with the Company’s Board of Directors (the “Board”) and management to present our ideas on realizing the Company’s upside. As attempts to reach constructive outcomes that would strengthen Trecora for the benefit of all stockholders have been rebuffed by the Board, we have become convinced that fresh perspectives are needed on the Board to address operational and financial issues that have plagued performance at Trecora and restore the confidence of investors. For that reason, we are seeking your support for the election of three candidates nominated by Ortelius as directors at the Company’s upcoming 2022 annual meeting of stockholders (the “Annual Meeting”). We believe our three highly qualified candidates will be able to assess the options and opportunities available to the Company with a fresh perspective, and without the biases that exist on the current Board, and will work hard to bring about positive change at Trecora.

We urge you to carefully consider the information contained in the accompanying Proxy Statement and support our efforts by signing, dating and returning the enclosed WHITE proxy card today. The accompanying Proxy Statement and the enclosed WHITE proxy card are first being mailed to stockholders on or about ______, 2022.

If you have already voted for the Company’s nominees, you have every right to change your vote by signing, dating and returning a later dated WHITE proxy card or by voting in person at the 2022 Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Okapi Partners LLC which is assisting us, at its address and toll-free numbers listed below.

Thank you for your support,

/s/ Peter DeSorcy

Peter DeSorcy

Managing Member

Ortelius Advisors, L.P.

If you have any questions, require assistance in voting your WHITE proxy card, or need additional copies of our proxy materials, please contact Okapi Partners at the phone numbers or email address listed below.

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

Stockholders may call toll-free: (877) 629-6356

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED APRIL 1, 2022

2022 ANNUAL MEETING OF STOCKHOLDERS
OF
TRECORA RESOURCES
_________________________

PROXY STATEMENT
OF
PANGAEA VENTURES, L.P.
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY

Ortelius Advisors, L.P., together with its affiliate Pangaea Ventures, L.P. and the other participants in this solicitation (collectively, “Ortelius” or “we”), is the largest stockholder of Trecora Resources, a Delaware corporation (“Trecora” or the “Company”), beneficially owning in the aggregate 2,674,683 shares of common stock, par value $0.10 per share (the “Common Stock”), of the Company, constituting approximately 11.3% of the shares of Common Stock outstanding.

We have made a substantial investment in the Company based on our belief that Trecora has significant upside potential based on its high-quality assets, favorable industry dynamics, and considerable free cash flow generation capability. However, we believe that substantial change to the Company’s Board of Directors (the “Board”) is necessary for stockholders to realize the value of their investment. We are seeking to elect a slate of three highly qualified candidates who will be able to assess the options and opportunities available to the Company with a fresh perspective, and without the biases that exist on the current Board, and will work hard to bring about positive change at Trecora. Accordingly, we are seeking your support at the Company’s 2022 annual meeting of stockholders scheduled to be held at ___________, on _________, 2022, beginning at __________ _.m. _______ time (including any adjournments, postponements or continuations thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”) for the following purposes:

1.	To elect our three director nominees, Shawn Abrams, David Johnson and Michael Lefenfeld (each a “Nominee” and, collectively, the “Nominees”), to serve until the next Annual Meeting of Stockholders;
2.	To consider and ratify the appointment of BKM Sowan Horan, LLP (“BKM”) as the Company’s independent registered public accounting firm for the 2022 fiscal year;
3.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers; and
4.	To transact such other business as may properly come before the meeting or any adjournments thereof.

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We believe the terms of all seven directors currently serving on the Board expire at the Annual Meeting. Through this Proxy Statement, we are soliciting proxies to elect not only our three Nominees, but also the candidates who have been nominated by the Company other than ________, ________ and ________. This gives shareholders who wish to vote for our Nominees the ability to vote for a full slate of seven nominees in total. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. Your vote to elect our Nominees will have the legal effect of replacing three incumbent directors with our Nominees. If elected, our Nominees will constitute a minority on the Board and there can be no guarantee that our Nominees will be able to implement the actions that they believe are necessary to unlock shareholder value. However, we believe the election of our Nominees is necessary to address operational and financial issues that have plagued performance at Trecora and restore the confidence of investors.

As of the date of this Proxy Statement, Pangaea Ventures, L.P., a Delaware limited partnership (“Pangaea Ventures”), Ortelius Advisors, L.P., a Delaware limited partnership (“OA”), Temnein Ventures III, L.P., a Delaware limited partnership (“Temnein”), Panthalassa Ventures, L.P., a Delaware limited partnership (“Panthalassa”), Peter DeSorcy and the Nominees (each, a “Participant” and, collectively, the “Participants”) collectively beneficially own 2,674,683 shares of Common Stock (the “Ortelius Shares”). We intend to vote such shares FOR the election of the Nominees, FOR the ratification of the appointment of BKM Sowan Horan, LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year and [FOR/AGAINST] the advisory vote, of the compensation of the Company’s named executive officers.

According to the Company’s proxy statement, the Company has set the close of business on _______, 2022 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 1650 Highway 6 South, Suite 190, Sugar Land, Texas 77478. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company’s proxy statement, as of the Record Date, there were _______ shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

While we currently intend to vote all of the Ortelius Shares in favor of the election of the Nominees, we reserve the right to vote some or all of the Ortelius Shares for some or all of the Company’s director nominees, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders. We would only intend to vote some or all of the Ortelius Shares for some or all of the Company’s director nominees in the event it were to become apparent to us, based on the projected voting results at such time, that less than all of the Nominees would be elected at the Annual Meeting and that by voting the Ortelius Shares we could help elect Trecora nominees that we believe are the most qualified to serve as directors and thus help achieve a Board composition that we believe is in the best interest of all stockholders. Stockholders should understand, however, that all shares of Common Stock represented by the enclosed WHITE proxy card will be voted at the Annual Meeting as marked by the stockholder.

THIS SOLICITATION IS BEING MADE BY ORTELIUS AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH WE ARE NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED WHITE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

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IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY THE COMPANY , YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our WHITE proxy card are available at

_______________.com

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IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own. We urge you to sign, date, and return the enclosed WHITE proxy card today to vote FOR the election of the Nominees and in accordance with our recommendations on the other proposal(s) on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed WHITE proxy card and return it to us, c/o Okapi Partners, in the enclosed postage-paid envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a WHITE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions. As a beneficial owner, you may vote the shares at the Annual Meeting only if you obtain a legal proxy from the broker or bank giving you the rights to vote the shares.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the Company proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for the Nominees only on our WHITE proxy card. So please make certain that the latest dated proxy card you return is the WHITE proxy card.

If you have any questions, require assistance in voting your WHITE proxy card, or need additional copies of our proxy materials, please contact Okapi Partners at the phone numbers or email address listed below.

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

Stockholders may call toll-free: (877) 629-6356

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com

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BACKGROUND TO THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation:

•	In July 2020, Ortelius began building its stockholder position in TREC based on its evaluation of the Company’s publicly available information and its belief that the stock was undervalued.
•	On March 18, 2021, Ortelius filed an initial Schedule 13D, disclosing its ownership of 7.4% of the outstanding Common Stock.
•	On May 4, 2021, Ortelius filed Amendment No. 1 to the Schedule 13D, disclosing its ownership of 8.3% of the outstanding Common Stock.
•	On May 7, 2021, Ortelius filed Amendment No. 2 to the Schedule 13D, disclosing its ownership of 9.4% of the outstanding Common Stock.
•	On June 11, 2021, Ortelius filed Amendment No. 3 to the Schedule 13D, disclosing its ownership of 10.1% of the outstanding Common Stock.
•	On June 22, 2021, Peter DeSorcy, Managing Member of Ortelius Advisors, L.P., and Shawn Abrams, met with Patrick D. Quarles, the Company’s President, Chief Executive Officer and director, and S. Sami Ahmad, the Company’s Chief Financial Officer and Treasurer. Mr. DeSorcy discussed with Messrs. Quarles and Ahmad his views on the Company and its persistent stock price underperformance, and requested that the Company add three new and experienced directors to the Board, Mr. DeSorcy, Mr. Abrams and Michael Lefenfeld, so they would be able to work with the other directors to explore opportunities to build and unlock value for stockholders.
•	On September 17, 2021, Mr. DeSorcy had a call with Mr. Quarles. On the call, Mr. DeSorcy highlighted the Board’s poor track record overseeing the Company and the need for accountability on the Board. Mr. DeSorcy discussed with Mr. Quarles ways in which Ortelius would be able to assist the Board and management, and reiterated his request that new directors be added to the Board.
•	On October 5, 2021, Mr. DeSorcy met with Mr. Quarles and Karen Twitchell, Chair of the Board. At the meeting, Mr. DeSorcy raised an alternative pathway for Ortelius to acquire the Company, to create immediate value for the Company’s stockholders and enable the Company to address its business issues without the pressure of the public markets. At the meeting and on a subsequent call, Mr. DeSorcy offered to put Ortelius’s financial advisors in touch with the Company’s financial advisors so they could explore the benefits of a potential transaction, and requested that the Company consider entering into an exclusivity agreement with Ortelius. Also on that date, Mr. DeSorcy, Mr. Abrams and Mr. Lefenfeld were interviewed by members of the Nominating and Governance Committee of the Board.
•	On October 30, 2021, Mr. DeSorcy and a financial advisor to Ortelius had a call with Mr. Quarles and Mr. Ahmad. On the call, Mr. Quarles informed Mr. DeSorcy that the Board determined not to engage with Ortelius regarding a potential acquisition of the Company, but that the Board would consider exploring strategic alternatives. The Company offered to appoint Mr. Abrams as a director, which Mr. DeSorcy stated would not be sufficient to address the issues at the Company. The Company’s legal advisors also sent to Ortelius’s legal advisors a draft agreement providing for Mr. Abrams’s appointment to the Board, which included a requirement that Ortelius vote its shares in accordance with the Board’s recommendations indefinitely so long as Mr. Abrams continued to be nominated for election as a director of the Company.
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•	On November 2, 2021, Ortelius filed Amendment No. 4 to the Schedule 13D, disclosing its ownership of 11.0% of the outstanding Common Stock.
•	During November 2021, Mr. DeSorcy had a number of calls with representatives of the Company discussing various pathways for the Company to unlock value for stockholders and Ortelius’s belief that the Company should fully explore any and all options to create value for stockholders, including a potential transaction with Ortelius.
•	On December 2, 2021, Mr. DeSorcy spoke with financial advisors to the Company regarding the potential commencement of a strategic alternatives process. Mr. DeSorcy confirmed Ortelius’s interest in participating in a process. Ortelius subsequently received a draft confidentiality agreement including a two-year standstill provision.
•	On January 10, 2022, Mr. DeSorcy had a call with Mr. Quarles. On the call, Mr. DeSorcy informed Mr. Quarles that he did not have confidence in the ability or the willingness of the incumbent Board to fully explore any and all options to create value for stockholders. As a result, Ortelius would not agree to a two-year standstill and would not participate in a strategic alternatives process, but would look to continue its engagement with the Company to enhance the Board and explore pathways to unlock value for all stockholders.
•	On February 7, 2022, Pangaea Ventures delivered a nomination notice to the Company, nominating six candidates for election to the Board (the “Nomination Notice”) and issued a public letter to stockholders calling for meaningful changes to the Board to address the Company’s chronic undervaluation and disappointing performance. Late that day, Ortelius filed Amendment No. 5 to the Schedule 13D, disclosing its ownership of 11.3% of the outstanding Common Stock and the delivery of the Nomination Notice to the Company and issuance of the public letter.
•	During February and early March 2022, Ortelius and its legal advisors initiated a number of calls with the Company and its legal advisors to seek a private resolution to the nomination.
•	On February 25, 2022, Ortelius’s legal advisors conveyed the terms of a proposed resolution to the Company’s legal advisors, including the appointment of three new directors to the Board, Ortelius agreeing to customary standstill restrictions and the Company permitting Ortelius to increase its beneficial ownership of the Common Stock to up to a maximum 24.9% (as opposed to the statutory threshold of 15%) without triggering supermajority stockholder approval requirements for potential transactions with the Company for a three-year period under Section 203 of the Delaware General Corporation Law (the “DGCL”). In a number of subsequent communications, the Company and its legal advisors repeatedly refused to offer constructive responses to Ortelius’s proposals and did not make any counter-proposals.
•	On March 6, 2022, Mr. DeSorcy had a call with Mr. Quarles. On the call, Mr. DeSorcy spoke to the proposals conveyed to the Company’s legal advisors and clarified that Ortelius was no longer interested in pursuing an acquisition of the Company, and believed that the pathway to unlocking value for stockholders would need to start with meaningful change on the Board. Mr. DeSorcy also expressed Ortelius’s strong belief in the long-term value of the Company’s assets, its intention to remain a significant stockholder in the long-term, and its potential interest in increasing its minority investment position in the Company.
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•	On March 9, 2022, Mr. DeSorcy had a call with Mr. Quarles. On the call, Mr. DeSorcy offered to have the Company interview Ortelius’s candidates David Johnson and Ted Pettijohn. The Company referred those candidates to a search firm hired by the Company, which proposed to interview the candidates in late-April 2022.
•	On March 11, 2022, Mr. DeSorcy and Mr. Abrams had a call with Mr. Quarles and directors Adam Peakes and Ms. Twitchell. On the call, Mr. DeSorcy spoke to the proposals conveyed to the Company’s legal advisors and to the backgrounds of certain of Ortelius’s candidates. Based on the Company’s refusal to provide counter-proposals or further constructive input on a potential resolution of the nomination over the course of the past month of Ortelius’s attempts to engage privately with the Company, Ortelius became convinced that the Company did not intend to genuinely engage with Ortelius, and appeared to be working with advisors to “self-cure” the issues on the Board and/or pursue a face-saving transaction that Ortelius was concerned would harm stockholders given the Company’s depressed valuation and lack of negotiating leverage.
•	On March 17, 2022, Pangaea Ventures delivered to the Company a demand to inspect certain books, records and documents of the Company (the “Books and Records Demand”) pursuant to Section 220 of the DGCL, to enable Pangaea Ventures and certain of its affiliates and other parties to communicate with the Company’s stockholders relating to their mutual interests as stockholders in the Company.
•	On March 22, 2022, Ortelius issued a public letter to the Company’s stockholders where it reaffirmed the need to elect directors that are committed to improving the Company’s performance and exploring a full range of alternatives to unlock stockholder value.
•	On March 23, 2022, the Company issued a press release commenting on Ortelius’s open letter to stockholders that was released on March 22, 2022.
•	On March 24, 2022, the Company responded to the Books and Records Demand through its counsel, refusing to make the requested materials available to Pangaea Ventures based on what Ortelius’s advisors have informed Ortelius is a novel legal position that runs contrary to well-established Delaware law. In Ortelius’s view, this response from the Company demonstrates the apparent lengths the Company is willing to go to in order to frustrate the rights of stockholders.
•	On April 1, 2022, Pangaea Ventures notified the Company of its withdrawal of its nomination of three candidates for election to the Board at the Annual Meeting, such that Pangaea Ventures now is nominating three candidates, Shawn Abrams, David Johnson and Michael Lefenfeld, for the seven seats on the Board up for election at the Annual Meeting.
•	On April 1, 2022, Ortelius filed its preliminary proxy statement with the Securities and Exchange Commission (the “SEC”).

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REASONS FOR THE SOLICITATION

We believe that Trecora is deeply undervalued and that significant opportunities exist to unlock substantial value for all stockholders. While Trecora’s stock price has chronically underperformed against its peers and relevant indices, we believe the right strategic moves could improve operational and financial performance and remedy what we view as the Board’s record of operational missteps, poor capital allocation decisions and missed strategic opportunities. To finally improve matters at Trecora, we believe that urgent change is needed on the Board to enhance management oversight, provide renewed accountability and ensure a focus on stockholders’ interests.

We are therefore soliciting your support at the Annual Meeting to elect our three highly qualified Nominees – Shawn Abrams, David Johnson and Michael Lefenfeld – who we believe would not only bring significant and relevant experience to the Board, but also a commitment to work with the other directors for the benefit of all stockholders and explore all strategic alternatives for the Company to maximize the value of your investment. With the right Board in place, we firmly believe Trecora can be a best-in-class company in its industry and generate significant additional value for all stockholders.

The Board Has Overseen Significant Stock Price Underperformance

We believe that Trecora has significant upside potential based on its top-quality assets, favorable industry dynamics, and considerable free cash flow generation capability. However, Ortelius is deeply concerned by the Company’s chronic undervaluation and disappointing performance.

Trecora’s stock price returns, on an absolute basis and when compared to the broader market, relevant indices and peers, and over multiple time periods, are consistently abysmal. In our view, this vast destruction of stockholder value is mainly a result of operational missteps, poor capital allocation decisions and missed strategic opportunities, all of which we believe are self-inflicted and have caused stockholders to lose confidence in the Board and management team. During the past five years, Trecora’s stock price has dropped 41.7%, underperforming benchmark averages by a staggering 136.8%. Below is an assessment of the Company’s returns under the current regime:

Total Stockholder Returns[1]	1-Year (12/31/20- 12/31/21)	3-Year (12/31/18- 12/31/21)	5-Year (12/31/16- 12/31/21)
Trecora	15.6%	3.6%	-41.7%
Peer Group[2]	38.8%	58.2%	31.3%
Dow Jones U.S. Small Cap Specialty Chemicals Index	48.0%	106.0%	114.6%
S&P Supercomposite Specialty Chemicals Index	27.7%	75.8%	106.0%
Russell 3000 Index	25.6%	99.0%	128.3%

1 Source: Bloomberg. Returns are adjusted for dividends.

2 Trecora Resources 2021 proxy statement Peer Group includes: American Vanguard Corporation (NYSE:AVD), Balchem Corporation (NasdaqGS:BCPC), Chase Corporation (AMEX:CCF), Core Molding Technologies, Inc. (AMEX:CMT), Flotek Industries, Inc. (NYSE:FTK), FutureFuel Corp. (NYSE:FF), Hawkins, Inc. (NasdaqGS:HWKN), Intrepid Potash, Inc. (NYSE:IPI), Innospec Inc. (NasdaqGS:IOSP), Kraton Corporation (NYSE:KRA), Stepan Company (NYSE:SCL) and LSB Industries, Inc. (NYSE:LXU).

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We believe the Company’s disappointing 2022 guidance gives a clear indication that existing management does not have a suitable plan to remedy the Company’s long-standing underperformance. The mid-point of Trecora’s projected EBITDA remains below the level achieved in 2016, despite a dominant position as one of two domestic producers of high-purity pentane and hexane solvents, an advantageous market position in an industry with inelastic demand, and significant capital expenditures. Stockholders desperately need to hold management and the Board accountable to generating value for all stockholders.

We Believe Poor Capital Allocation Decisions Have Outweighed the Company’s Otherwise Strong Market Position

Trecora’s specialty petrochemicals segment, representing roughly 85% of the Company’s total revenues, is a leader in the manufacturing of high-purity hydrocarbons such as pentane and hexane, which are used in the production of polyethylene, polypropylene, polyurethane foams, expandable polystyrene, and packaging. These operations, as one of two producers in the U.S., supply approximately two-thirds of the market. Customer contracts are typically locked up for multi-year periods, demand is price inelastic, and roughly 65% of revenues are cost-plus, generating durable and relatively steady EBITDA. In addition, the Company possesses a sustainable, competitive strategic advantage that includes differentiated products, superior customer service, high barriers to entry, and significant switching costs.

Despite Trecora’s numerous strengths, first-class facilities, and excess capacity, unit sales have stagnated for years, while capital has been grossly misallocated. In 2014, the Board approved the $73 million acquisition of the Company’s specialty waxes and custom processing businesses. From 2015 to 2018, the Board approved another $115 million in growth-oriented capital expenditures.3 Regrettably, the combined $188 million in investments, which amount to roughly 95% of Trecora’s current market capitalization, in our view has had minimal if any positive impact on the Company’s financials.

In particular, the Board directed substantial resources to three major projects: the D Train, an Advanced Reformer, and a Hydrogenation/Distillation unit. Accordingly, in a November 2017 presentation, management projected that EBITDA would grow from $31 million in 2016 to $63 million in 2022.4 A little more than a year later, in March 2019, management conceded that its multi-year investment cycle had “not delivered results.”5

We Believe the Current Board is Entrenched and Reluctant to Change the Status Quo

We have consistently sought to collaborate with the Company on potential solutions that could build and unlock significant stockholder value, including optimizing the capital structure, monetizing non-core assets, improving operating and financial performance, enhancing stockholder communications and reconstituting the Board to bring in needed expertise, among other things. Despite our good faith efforts, the Board has chosen to react in a highly defensive manner.

The Company has repeatedly refused to offer constructive responses to our proposals or make any counter-proposals since our nomination of our Nominees for election to the Board. Instead, the Board appears to be working with its advisors to “self-cure” the issues on the Board and/or pursue a face-saving transaction that we are concerned would harm stockholders given the Company’s depressed valuation, lack of negotiating leverage and the Board’s record of poor decision-making. Based on the Company’s years of underperformance under the existing Board, we believe that the incumbent Board has lost the right to chart the best path forward for the Company.

3 Source: Company investor presentation dated September 27, 2018, “Sidoti Fall 2018 Conference.”

4 Source: Company investor presentation dated November 28, 2017, “Jefferies 2017 Energy Conference.”

5 Source: Company investor presentation dated March 13, 2019, “G.research 10th Annual Specialty Chemical Conference.”

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Our Nominees are Highly Qualified and Will Offer a Fresh Perspective Badly Needed in the Boardroom

Following years of disappointing results and issues with the Company’s governance, strategy, capital structure, investment allocation, operations, stockholder returns, and other matters, we believe that investors have lost confidence in the Board’s decision-making abilities. The Board’s increasingly entrenched behavior since our nomination of our Nominees, as discussed in detail elsewhere in this Proxy Statement, buttresses our conviction that substantial change to the Board is necessary to protect the interests of stockholders.

With the right leadership, we believe Trecora can in short order address operational and financial issues that have plagued performance. We believe there are multiple paths to building and unlocking intrinsic value over the near- and long-term, including organic growth, corporate finance solutions, and strategic alternatives. Our highly qualified, independent director Nominees are well-suited to assess the options and opportunities available to the Company with a fresh perspective, and without a bias towards maintaining the status quo.

•	Shawn Abrams has over 35 years of chemical industry experience successfully building and improving global businesses, leading strategy development, organizational change and acquisition efforts. He currently serves as Founder and Managing Partner of 88 North Capital, an investment platform focusing on the chemicals and materials industries. Through his broad industry and geographical exposure at both large organizations and smaller regional companies, Mr. Abrams has guided businesses through various economic and market cycles and we believe would bring invaluable operational and strategic positioning experience to the Board.

•	David Johnson has extensive experience in public companies and life sciences and technology companies, including as an investor and as a director of a public company, Liquidia Corporation (NASDAQ: LQDA). He currently serves as Managing Partner and Chief Investment Officer of Caligan Partners LP, a registered investment manager. We believe Mr. Johnson’s experience lends him insight into financial strategy and organizational and business development which we believe would make an immediate contribution to the Board.

•	Michael Lefenfeld has a track record of driving top-line growth and profitability through organic and inorganic pathways. He currently serves as the President and Chief Executive Officer of Cyanco. As an innovation-focused business and technology leader, Mr. Lefenfeld’s expertise includes reinvigorating mature and stagnant businesses, developing sustainable business models and reengineering ineffective workflows, and he would bring valuable insight and knowledge to the Board.

We look forward to engaging with you as we approach the Annual Meeting and earning your support as Ortelius works towards effecting positive change at Trecora.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board is currently composed of seven directors, each with a term expiring at the Annual Meeting. We have nominated three independent, highly qualified Nominees for election to the Board to replace three incumbent directors. If elected, our Nominees will constitute a minority of the Board and there can be no guarantee that the Nominees will be able to implement the actions that they believe are necessary to unlock shareholder value. However, we believe the election of our Nominees is necessary to address operational and financial issues that have plagued performance at Trecora and restore the confidence of investors.

This Proxy Statement is soliciting proxies to elect not only our three Nominees, but also the candidates who have been nominated by the Company other than ________, ________ and ________. This gives shareholders who wish to vote for our Nominees the ability to vote for a full slate of seven nominees in total. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

THE ORTELIUS NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of the Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as directors of the Company are set forth above in the section entitled “Reasons for the Solicitation” and above. This information has been furnished to us by the Nominees. All of the Nominees are citizens of the United States.

Shawn Abrams, age 59, has more than 35 years of chemical industry experience with a proven track record of successfully building and growing global businesses. He has a unique background in both corporate and private equity businesses, and has significant board and leadership experience. Since 2017, Mr. Abrams has served as Founder and Managing Partner of 88 North Capital, an investment platform focusing on the chemicals and materials industries. From 2019 – 2020, he also served as a Director of SK Capital Partners, and from 2013 – 2017 he was an Operating Partner at Arsenal Capital Partners, where he managed several portfolio companies, developed strategies and oversaw M&A activities. Prior to Arsenal, Mr. Abrams served for six years as a senior executive at W.R. Grace & Co., eventually serving as President of Catalyst Technologies, leading the group to record sales and profits over the period. For 17 years, Mr. Abrams worked for Evonik Industries AG in variety of increasing senior global leadership roles including international assignments in Germany and Singapore, including six years serving as Sr. Vice President/General Manager of Active Oxygens and a member of the senior executive group. Mr. Abrams started his career at FMC Corporation as an account manager in its Industrial Chemicals division. Presently, Mr. Abrams also serves on the boards of directors of numerous portfolio companies, including Smart Chemical, CCR Specialty Chemicals, Savillex, and PQ Corp. Mr. Abrams is a graduate of Lehigh University with an MBA from the Thunderbird School of Management at Arizona State University.

Ortelius believes that Mr. Abrams’ qualifications to sit on the Board include 35-plus years of chemical industry experience successfully building and improving global businesses, leading strategy development, organizational change and acquisition efforts. He has broad industry and geographical exposure at both large organizations and smaller regional companies and has guided businesses through various economic and market cycles. Accordingly, Mr. Abrams would bring invaluable operational and strategic positioning experience to the Board.

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David Johnson, age 39, is a Managing Partner and Chief Investment Officer of Caligan Partners LP, an SEC-registered investment manager. Previously, Mr. Johnson was a Managing Director at The Carlyle Group, where he was employed from 2010 to 2017. At Carlyle, Mr. Johnson was involved in many of the firm’s strategic initiatives and sat on investment committees for a number of different funds that invested in both equity and credit. Prior to joining Carlyle, Mr. Johnson worked for six years at Morgan Stanley, where he was a Vice President in the Principal Investments area. In this role, Mr. Johnson served as a director of SeaChange Maritime Limited, and as an observer to the boards of directors of Grifols, S.A., All Star Gas, Viatel Holding (Bermuda), Impsat Fiber Networks, and Logix Communications. Prior to joining Morgan Stanley, Mr. Johnson worked at Weiss Asset Management, where he represented Weiss on the board of directors of the Kazakhstan Investment Fund. Mr. Johnson is currently a member of the board of directors of Liquidia Corporation, where he has served on the Audit and Research and Development Committees since being elected in April 2021, and was previously a director of AMAG Pharmaceuticals from October 2019 through November 2020. He also serves as a Vice Chair for Recent Graduates on the Executive Committee for the Harvard College Fund, a member of the board of directors of the Children’s Scholarship Fund, and Chair of the Finance & Investment Committee for the Riley’s Way Foundation. Mr. Johnson received his A.B. in Applied Mathematics and a S.M. in Applied Mathematics from Harvard College.

Ortelius believes that Mr. Johnson would bring extensive experience in public companies and life sciences and technology companies, including as an investor and as a director of a public company, and that his insights into financial strategy and organizational and business development would be invaluable to the Board.

Michael Lefenfeld, age 41, has served as the President and Chief Executive Officer of Cyanco since 2018. Previously, he was an Entrepreneur-in-Residence at Great Oaks Venture Capital LLC. Mr. Lefenfeld is also the Co-Founder of SiGNa Chemistry, Inc. and served as its Chief Executive Officer and President from March 2007 until September 2018. Mr. Lefenfeld has also served on the board of directors of Cyanco since March 2018, and as an Independent Director of Immunome, Inc. since October 2017. He was a member of the board of directors of SiGNa Chemistry from March 2007 until September 2018. Mr. Lefenfeld has been an adjunct faculty member at Michigan State University and a member of both the Board of Overseers and the Business Advisory Board for the Alzheimer's Drug Discovery Foundation. His work has led to more than 45 patents and patent applications with more than 35 licensed or in active use. Mr. Lefenfeld holds an M.S. in Chemistry from Columbia University, a B.S. in Chemical Engineering from Washington University in St. Louis, and an executive education certificate at Stanford University Graduate School of Business.

Ortelius believes that Mr. Lefenfeld’s qualifications to sit on the Board include his experience as an innovation-focused business and technology leader with a record of top-line growth and profitability through organic and inorganic pathways. He has developed expertise in reinvigorating mature and stagnant businesses, developing sustainable business models and reengineering ineffective workflows. Mr. Lefenfeld further has a track record of reimagining forgotten technologies and processes to create step-change advances in today’s industries. Accordingly, Mr. Lefenfeld would bring valuable insight and knowledge to the Board.

The principal business address of Mr. Abrams is 45 Far View Road, Rehoboth Beach, Delaware 19971. The principal business address of Mr. Johnson is 590 Madison Ave, 21st Floor, New York, New York. The principal business address of Mr. Lefenfeld is 2114 Potomac Drive, Unit C, Houston, Texas 77057.

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As of the date hereof, none of the Nominees owns beneficially or of record any securities of the Company and none of the Nominees has entered into any transactions in the securities of the Company during the past two years.

Mr. Johnson is a limited partner in Temnein, which directly beneficially owns 346,659 shares of Common Stock. Mr. Johnson disclaims beneficial ownership of these shares.

Each of the Nominees may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 2,674,683 shares of Common Stock beneficially owned in the aggregate by all of the Participants. Each Participant disclaims beneficial ownership of the shares of Common Stock that he, she or it does not directly own. For information regarding transactions in securities of the Company during the past two years by the Participants, please see Schedule I.

Pangaea Ventures has entered into an Engagement and Indemnification Agreement with each Nominee, pursuant to which each Nominee has agreed to (i) be named as a nominee in the proxy soliciting materials related to the Annual Meeting and (ii) to serve as a director of the Company if elected at the Annual Meeting or any special meeting of the Company’s stockholders or appointed by other means. Pursuant to the Engagement and Indemnification Agreements, Pangaea Ventures has also agreed to (i) indemnify each Nominee against any losses suffered, incurred, or sustained by such Nominee in connection with the solicitation of proxies from the stockholders of the Company in support of their election to the Board, and (ii) reimburse each Nominee for reasonable, documented, out-of-pocket expenses incurred as a result of such Nominee’s nomination. For the avoidance of doubt, such indemnification does not apply to any claims made against such Nominees in their capacities as directors of the Company, if so elected.

Ortelius believes that each Nominee presently is, and if elected as a director of the Company, each of the Nominees would be, an “independent director” within the meaning of (i) applicable New York Stock Exchange (“NYSE”) listing standards applicable to board composition and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, we acknowledge that no director of a NYSE listed company qualifies as “independent” under the NYSE listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, we acknowledge that if any Nominee is elected, the determination of the Nominee’s independence under the NYSE listing standards ultimately rests with the judgment and discretion of the Board. No Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

Other than as stated herein, there are no arrangements or understandings between Ortelius and the Nominees or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made. None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

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We do not expect that any of the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed WHITE proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s Amended and Restated Bylaws (the “Bylaws”) and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and applicable law, and shares of Common Stock represented by the enclosed WHITE proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Ortelius that any attempt to increase the size of the current Board or to reconstitute or to classify the Board constitutes an unlawful manipulation of the Company’s corporate machinery.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF THE NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

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PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Board has selected BKM Sowan Horan, LLP as the independent public accounting firm for the Company’s current fiscal year. According to the Company’s proxy statement, if the stockholders should fail to ratify the selection of the independent registered public accounting firm, the Audit Committee will designate an independent registered public accounting firm as required under the rules of the Exchange Act and in accordance with its charter.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

As disclosed in the Company’s proxy statement, under Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote on a proposal to cast a non-binding, advisory vote on the executive compensation of the Company’s named executive officers. This proposal is frequently referred to as a “say-on-pay” vote. Accordingly, the Company is asking stockholders to vote for the following resolution:

“Resolved that the stockholders of the Company approve, on an advisory basis, compensation paid to the Company’s Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”

According to the Company’s proxy statement, the advisory vote on this proposal is not binding upon the Company, however, the Compensation Committee will take into account the outcome of the vote when making future executive compensation decisions.

[WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “[FOR/AGAINST]” THIS PROPOSAL.]

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VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date. According to the Company’s proxy statement, each share of our Common Stock has one vote on each proposal at the Annual Meeting.

Shares of Common Stock represented by properly executed WHITE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees and FOR the ratification of BKM as the Company’s independent registered public accounting firm for the 2022 fiscal year and [FOR/AGAINST] the advisory vote to approve the Company’s executive compensation.

We believe the terms of all seven directors currently serving on the Board expire at the Annual Meeting. Through this Proxy Statement, we are soliciting proxies to elect not only our three Nominees, but also the candidates who have been nominated by the Company other than ________, ________ and ________. This gives shareholders who wish to vote for our Nominees the ability to vote for a full slate of seven nominees in total. Under applicable proxy rules, we are required to solicit proxies only for our Nominees, which could result in limiting the ability of stockholders to fully exercise their voting rights with respect to the Company’s nominees, or solicit for our Nominees while also allowing stockholders to vote for fewer than all of the Company’s nominees, which enables a stockholder who desires to vote for our Nominees to also vote for certain of the Company’s nominees. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees. In the event that some of our Nominees are elected, there can be no assurance that the Company nominee(s) who get the most votes and are elected to the Board will choose to serve as on the Board with the Nominees who are elected.

While we currently intend to vote all of the Ortelius Shares in favor of the election of the Nominees, we reserve the right to vote some or all of the Ortelius Shares for some or all of the Company’s director nominees, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders. We would only intend to vote some or all of the Ortelius Shares for some or all of the Company’s director nominees in the event it were to become apparent to us, based on the projected voting results at such time, that less than all of the Nominees would be elected at the Annual Meeting and that by voting the Ortelius Shares we could help elect Trecora nominees that we believe are the most qualified to serve as directors and thus help achieve a Board composition that we believe is in the best interest of all stockholders. Stockholders should understand, however, that all shares of Common Stock represented by the enclosed WHITE proxy card will be voted at the Annual Meeting as marked by the stockholder.

ATTENDING THE ANNUAL MEETING VIRTUALLY ON THE INTERNET

According to the Company’s proxy statement the Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the record date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting _______. You also will be able to vote your shares online by attending the Annual Meeting by webcast.

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To participate in the Annual Meeting, you will need to review the information included on your Notice of Internet Availability, on your proxy card or on the instructions that accompanied your proxy materials. The password for the meeting is _______.

If you hold your shares through an intermediary, such as a bank, broker, trustee or other nominee (referred to herein as a “broker”), you must register in advance using the instructions below.

The online meeting will begin promptly at __________ _.m. _______ time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

If you are a stockholder of record (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the Notice of Internet Availability or proxy card that you received.

If you are a beneficial owner who holds shares through an intermediary, such as a broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your beneficial ownership along with your name and email address to Computershare in advance of the Annual Meeting. Requests for registration must be labeled as “Legal Proxy” and be received no later than _____ p.m., Eastern Time, on _________, 2022.

You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us at the following:

By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:

Computershare

TREC Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting under the Bylaws and Delaware law. According to the Company’s proxy statement, the quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the voting power of all of the shares of stock entitled to vote at the Annual Meeting must be present at the Annual Meeting or represented by proxy. Both “ABSTAIN” votes and broker non-votes are counted for the purpose of determining the presence of a quorum.

If you are a stockholder of record or hold your shares in street name, such as in a stock brokerage account or through a bank or other nominee, you may vote in the following ways: voting online at the Annual Meeting; voting by submitting a proxy by telephone, via the internet or by submitting a proxy by mail; or instructing your broker.

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VOTES REQUIRED FOR APPROVAL

Election of Directors – The Company has adopted a plurality vote standard for contested director elections. As a result of our nomination of our Nominees, the number of nominees for election as directors at the Annual Meeting exceeds the number of directors to be elected, so the director election at the Annual Meeting will be contested. Accordingly, the seven director candidates receiving the highest number of affirmative “FOR” votes will be elected as directors of the Company.

Ratification of the Selection of Accounting Firm (“Proposal 2”) – According to the Company’s proxy statement, in order for Proposal 2 to be approved, the number of votes cast “FOR” must exceed the number of votes cast “AGAINST”. “ABSTAIN” votes will not be counted as votes cast either “FOR” or “AGAINST” and because brokers have discretion to vote on Proposal 2, the Company does not expect any broker non-votes with respect to Proposal 2.

Advisory Vote to Approve Executive Compensation (“Proposal 3”) – According to the Company’s proxy statement, in order for Proposal 3 to be approved, the number of votes cast “FOR” must exceed the number of votes cast “AGAINST”. “ABSTAIN” votes and broker non-votes will not be counted as votes cast either “FOR” or “AGAINST” Proposal 3.

If you sign and submit your WHITE proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with our recommendations specified herein and in accordance with the discretion of the persons named on the WHITE proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Ortelius in care of Okapi Partners at the address set forth on the back cover of this Proxy Statement or to the Company’s Corporate Secretary at 1650 Highway 6 South, Suite 190, Sugar Land, Texas 77478, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Ortelius in care of Okapi Partners at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the shares entitled to be voted at the Annual Meeting. Additionally, Okapi Partners may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of our Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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SOLICITATION OF PROXIES

Proxies may be solicited by mail, facsimile, telephone, electronic mail, in person and by advertisements. Solicitations may also be made by certain of the respective directors, officers, members and employees of Ortelius (as applicable), none of whom will, except as described elsewhere in this Proxy Statement, receive additional compensation for such solicitation. The Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as nominees.

Pangaea has entered into an agreement with Okapi Partners for solicitation and advisory services in connection with this solicitation, for which Okapi Partners will receive a fee not to exceed $_____, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Okapi Partners will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Pangaea has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Pangaea will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Okapi Partners will employ approximately ___ persons to solicit stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Ortelius. Costs of this solicitation of proxies are currently estimated to be approximately $___________ (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). Ortelius estimates that through the date of this Proxy Statement its expenses in connection with this solicitation are approximately $___________. To the extent legally permissible, if Ortelius is successful in its proxy solicitation, Ortelius intends to seek reimbursement from the Company for the expenses it incurs in connection with this solicitation. Ortelius does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The Participants in this proxy solicitation are Pangaea Ventures, OA, Temnein, Panthalassa, Peter DeSorcy and the Nominees. The principal business address of each Pangaea Ventures, OA, Temnein, Panthalassa and Peter DeSorcy is 450 Park Avenue, Suite 2700, New York, NY 10022. The principal business of each of Pangaea Ventures, Temnein, and Panthalassa is serving as a private investment vehicle. The principal business of OA is serving as an investment manager to private investment vehicles. The principal occupation of Mr. DeSorcy is serving as control person of OA and certain related entities. Mr. DeSorcy is a citizen of the United States of America.

As of the date of this Proxy Statement, Pangaea Ventures directly beneficially owns 2,328,024 shares of Common Stock. As of the date of this Proxy Statement, Temnein directly beneficially owns 346,659 shares of Common Stock. As of the date of this Proxy Statement, Panthalassa does not beneficially own any shares of Common Stock. OA, as the investment manager of each of Pangaea Ventures and Temnein, may be deemed the beneficial owner of an aggregate of 2,674,683 shares of Common Stock beneficially owned by Pangaea Ventures and Temnein. Mr. DeSorcy, as the managing member of and the holder of a controlling interest in OA and the managing member of the general partner of OA, may be deemed the beneficial owner of an aggregate of 2,674,683 shares of Common Stock beneficially owned by Pangaea Ventures and Temnein.

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Each Participant may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 2,674,683 shares of Common Stock beneficially owned in the aggregate by all of the Participants. Each Participant disclaims beneficial ownership of the shares of Common Stock that he, she or it does not directly own. For information regarding purchases and sales of securities of the Company during the past two years by the Participants, see Schedule I.

The shares of Common Stock purchased by Pangaea Ventures and Temnein were purchased with working capital.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as otherwise disclosed in this Proxy Statement, with respect to each of the Participants, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act have occurred during the past 10 years.

OTHER MATTERS AND ADDITIONAL INFORMATION

We are unaware of any other matters to be considered at the Annual Meeting. However, should other matters that we are not aware of at a reasonable time before this solicitation be brought before the Annual Meeting, the persons named as proxies on the enclosed WHITE proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Okapi Partners, at the address set forth on the back cover of this Proxy Statement, or call toll free at (877) 629-6356 or collect at (212) 297-0720. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

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The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to our knowledge.

This Proxy Statement is dated ____________, 2022. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

STOCKHOLDER PROPOSALS

According to the Company’s proxy statement, for a stockholder proposal to be considered for inclusion in the Company’s proxy statement for the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”), the Corporate Secretary must receive the written proposal at 1650 Highway 6 South, Suite 190, Sugar Land, Texas 77478 no later than the close of business on ________, 202__, and such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

According to the Company’s proxy statement, for a stockholder to bring a matter before the 2023 Annual Meeting outside the process of Rule 14a-8, the stockholder may use the procedures set forth in the Bylaws. The Bylaws provide that any stockholder of record who wishes to nominate persons for election to the Board or propose business at the 2023 Annual Meeting (not including a proposal submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 described above) must deliver a notice of the matter under Section 1 of Article I of the Bylaws, and the notice must be received by the Company’s Corporate Secretary not less than 90 or more than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders. Therefore, any notice intended to be given by a stockholder under the advance notice provisions with respect to the 2023 Annual Meeting pursuant to the Bylaws must be received by the Corporate Secretary at the address listed above not later than the close of business on ________, 202__, and not earlier than the close of business on ________, 202__. Limited exceptions apply if the date of the annual meeting is convened more than 30 days prior to or delayed by more than 60 days after the anniversary of the preceding year’s annual meeting. The notice also must comply with the applicable requirements of the Bylaws.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2023 Annual Meeting is based on information contained in the Company’s proxy statement and the Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission that such procedures are legal, valid or binding.

22

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE 2022 ANNUAL MEETING BASED ON RELIANCE ON RULE 14A-5(C). THIS DISCLOSURE INCLUDES, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE OF THE COMPANY’S DIRECTORS, RELATED PERSON TRANSACTIONS AND GENERAL INFORMATION CONCERNING THE COMPANY’S ADMINISTRATION AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

________________

Your vote is important. No matter how many or how few shares you own, please vote to elect our Nominees by marking, signing, dating and mailing the enclosed WHITE proxy card promptly.

23

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase / Sale

PANGAEA VENTURES, L.P.

Purchase of Common Stock	4,682	07/02/2020
Purchase of Common Stock	6,396	07/13/2020
Purchase of Common Stock	7,913	07/14/2020
Purchase of Common Stock	7,649	07/15/2020
Purchase of Common Stock	5,154	07/16/2020
Purchase of Common Stock	6,434	07/17/2020
Purchase of Common Stock	3,195	09/28/2020
Purchase of Common Stock	30,100	09/29/2020
Purchase of Common Stock	31,750	09/30/2020
Purchase of Common Stock	17,003	10/01/2020
Purchase of Common Stock	200	10/02/2020
Purchase of Common Stock	11,291	10/05/2020
Purchase of Common Stock	11,285	10/06/2020
Purchase of Common Stock	200	10/08/2020
Purchase of Common Stock	2,324	10/09/2020
Purchase of Common Stock	83,010	10/12/2020
Purchase of Common Stock	12,692	10/13/2020
Purchase of Common Stock	21,400	10/14/2020
Purchase of Common Stock	8,900	10/15/2020
Purchase of Common Stock	34,241	10/16/2020
Purchase of Common Stock	7,116	10/19/2020
Purchase of Common Stock	975	10/20/2020
Purchase of Common Stock	32,000	10/21/2020
Purchase of Common Stock	268,184	10/22/2020
Purchase of Common Stock	100,000	10/23/2020
Purchase of Common Stock	3,641	10/28/2020
Purchase of Common Stock	1,902	10/29/2020
Purchase of Common Stock	20,000	10/30/2020
Purchase of Common Stock	1,900	11/04/2020
Purchase of Common Stock	2,100	11/12/2020
Purchase of Common Stock	25,000	11/13/2020
Purchase of Common Stock	75,000	11/17/2020
Purchase of Common Stock	47,121	11/18/2020
Purchase of Common Stock	42,070	11/23/2020
Purchase of Common Stock	42,441	11/24/2020
Purchase of Common Stock	24,903	11/25/2020
Purchase of Common Stock	44,392	11/27/2020
Purchase of Common Stock	16,162	11/30/2020
Purchase of Common Stock	16,401	12/01/2020
Purchase of Common Stock	23,500	12/02/2020
Purchase of Common Stock	40,330	12/07/2020
Purchase of Common Stock	17,500	12/08/2020
Purchase of Common Stock	21,340	12/09/2020
Purchase of Common Stock	15,000	02/02/2021
Purchase of Common Stock	19,194	03/08/2021
Purchase of Common Stock	561,294	03/09/2021
Purchase of Common Stock	48,519	03/10/2021
Purchase of Common Stock	2,506	03/15/2021
Purchase of Common Stock	3,149	03/16/2021
Purchase of Common Stock	28,600	03/22/2021
Purchase of Common Stock	23,699	03/23/2021
Purchase of Common Stock	573	03/29/2021
Purchase of Common Stock	29,000	04/05/2021
Purchase of Common Stock	549	04/19/2021
Purchase of Common Stock	2,033	04/20/2021
Purchase of Common Stock	10,166	04/21/2021
Purchase of Common Stock	48,024	04/22/2021
Purchase of Common Stock	30,000	04/23/2021
Purchase of Common Stock	19,618	04/26/2021
Purchase of Common Stock	10,926	04/27/2021
Purchase of Common Stock	25,000	04/28/2021
Purchase of Common Stock	23,026	04/30/2021
Purchase of Common Stock	247,351	05/05/2021

I-1

TEMNEIN VENTURES III, L.P.

Purchase of Common Stock	4,795	05/20/2021
Purchase of Common Stock	4,120	05/21/2021
Purchase of Common Stock	893	05/24/2021
Purchase of Common Stock	22,506	05/25/2021
Purchase of Common Stock	1,099	05/26/2021
Purchase of Common Stock	815	05/28/2021
Purchase of Common Stock	209	06/01/2021
Purchase of Common Stock	3,977	06/02/2021
Purchase of Common Stock	2,732	06/03/2021
Purchase of Common Stock	3,171	06/04/2021
Purchase of Common Stock	49,296	06/07/2021
Purchase of Common Stock	32,641	06/08/2021
Purchase of Common Stock	37,614	06/09/2021
Purchase of Common Stock	31,529	06/10/2021
Purchase of Common Stock	28,076	06/24/2021
Purchase of Common Stock	58,449	06/25/2021
Purchase of Common Stock	54,737	07/09/2021
Purchase of Common Stock	10,000	07/12/2021

I-2

SCHEDULE II

As of the date of this preliminary proxy statement, the Company has not yet filed its proxy statement for the Annual Meeting with the SEC. Once the Company files its proxy statement, we intend to revise this preliminary proxy statement with the SEC to include information regarding persons who beneficially own more than 5% of the Common Stock and the ownership of Common Stock by the Company’s directors and officers, which we anticipate will be disclosed in the Company’s proxy statement.

II-1

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares you own, please give us your proxy “FOR” the election of the Nominees and in accordance with our recommendations on the other proposal(s) on the agenda for the Annual Meeting by taking three steps:

•	SIGNING the enclosed WHITE proxy card;
•	DATING the enclosed WHITE proxy card; and
•	MAILING the enclosed WHITE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed WHITE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi Partners at the address set forth below.

If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of our proxy materials,

please contact Okapi Partners at the phone numbers listed below.

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

Stockholders call toll free at (877) 629-6356

Banks and Brokers may call collect at (212) 297-0720

E-mail: info@okapipartners.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED APRIL 1, 2022

TRECORA RESOURCES

2022 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF PANGAEA VENTURES, L.P. AND THE OTHER PARTICIPANTS IN ITS PROXY SOLICITATION

THE BOARD OF DIRECTORS OF TRECORA RESOURCES
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Peter DeSorcy, ____________, and ___________, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Trecora Resources (the “Company”) which the undersigned would be entitled to vote if personally present at the 2022 annual meeting of stockholders of the Company scheduled to be held at _____ on ____, 2022 at _______ _.m., local time (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Pangaea Ventures, L.P. (“Pangaea”) a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2 AND “[FOR/AGAINST]” PROPOSAL 3.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Pangaea’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

WHITE PROXY CARD

[X] Please mark vote as in this example

WE STRONGLY RECOMMEND THAT STOCKHOLDERS VOTE “FOR ALL NOMINEES” LISTED BELOW IN PROPOSAL 1. [WE MAKE NO RECOMMENDATION WITH RESPECT TO PROPOSALS 2 AND 3.]

1.	Pangaea’s proposal to elect Shawn Abrams, David Johnson and Michael Lefenfeld to serve as directors of the Company to serve until the 2023 annual meeting of stockholders.
		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	Shawn Abrams David Johnson Michael Lefenfeld	☐	☐	☐ ________________ ________________

Pangaea intends to use this proxy to vote (i) “FOR” Messrs. Abrams, Johnson and Lefenfeld and (ii) “FOR” the candidates who have been nominated by the Company other than _____, _____, and _____, for whom Pangaea is not seeking authority to vote for and will not exercise any such authority. The names, backgrounds and qualifications of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if any of Pangaea’s nominees is elected.

Note: If you do not wish for your shares to be voted “FOR” a particular nominee, mark the “FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW” box and write the name(s) of the nominee(s) you do not support on the line(s) above. Your shares will be voted for the remaining nominee(s).

2.	The Company’s proposal to consider and ratify the appointment of BKM Sowan Horan, LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year.
☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	The Company’s proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.
☐ FOR	☐ AGAINST	☐ ABSTAIN

WHITE PROXY CARD

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.